Exhibit 99.1

NEWS RELEASE

Contacts: Amy von Walter Public Relations +1-763-505-3780	Jeff Warren Investor Relations +1-763-505-2696

FOR IMMEDIATE RELEASE

MEDTRONIC REPORTS FIRST QUARTER EARNINGS

•	Revenue of $4.0 Billion Grew 5% on a Constant Currency Basis; 2% as Reported
•	GAAP and Non-GAAP Diluted EPS Growth of 8%
•	Free Cash Flow of $ 1.2 Billion, GAAP Cash Flow from Operations of $1.3 Billion

MINNEAPOLIS – August 21, 2012 – Medtronic, Inc. (NYSE: MDT) today announced financial results for its first quarter of fiscal year 2013, which ended July 27, 2012.

The Company reported worldwide first quarter revenue of $4.008 billion, an increase of 5 percent on a constant currency basis after adjusting for a $119 million negative foreign currency impact or 2 percent as reported. As reported, first quarter net earnings were $864 million, or $0.83 per diluted share, an increase of 5 percent and 8 percent, respectively, over the same period in the prior year. As detailed in the attached table, first quarter net earnings and diluted earnings per share on a non-GAAP basis were $883 million and $0.85, an increase of 4 percent and 8 percent, respectively, over the same period in the prior year.

First quarter international revenue of $1.781 billion increased 6 percent on a constant currency basis or declined 1 percent as reported. International sales accounted for 44 percent of Medtronic’s worldwide revenue in the quarter. Emerging market revenue of $438 million increased 14 percent on a constant currency basis or 9 percent as reported and represents 11 percent of Company revenue.

“We delivered another quarter of improving revenue growth in a dynamic healthcare environment,” said Omar Ishrak, Medtronic chairman and chief executive officer. “Once again, our growth was broad-based across businesses and geographies and reflects the positive impact of well-executed product launches and stabilizing end-markets.”

Cardiac and Vascular Group

The Cardiac and Vascular Group includes the Cardiac Rhythm Disease Management (CRDM), Coronary, Structural Heart, and Endovascular businesses. The Group had worldwide sales in the quarter of $2.115 billion, representing an increase of 4 percent on a constant currency basis or 1 percent as reported. Group revenue performance on a constant currency basis was driven by solid growth in Coronary, Endovascular, AF Solutions, and Structural Heart, partially offset by declines in Pacing. Cardiac and Vascular Group international sales of $1.165 billion increased 5 percent on a constant currency basis or declined 2 percent as reported.

CRDM revenue of $1.193 billion declined 2 percent on a constant currency basis or 5 percent as reported. First quarter revenue from Implantable Cardioverter Defibrillators (ICDs) was $675 million, flat on a constant currency basis, while Pacing revenue was $463 million, a decline of 6 percent on a constant currency basis. Continued growth of the AF Solutions business partially offset weaker Pacing sales, while the Company saw continued stabilization in the U.S. ICD market.

Coronary revenue of $433 million grew 16 percent on a constant currency basis or 11 percent as reported. Sales of drug-eluting stents increased 36 percent on a constant currency basis, driven by significant share gains of the Resolute Integrity drug-eluting stent in the United States market.

Structural Heart revenue of $280 million grew 7 percent on a constant currency basis or 2 percent as reported. Growth was driven by strong sales of the CoreValve transcatheter aortic heart valves in international markets.

Endovascular revenue of $209 million grew 17 percent on a constant currency basis or 12 percent as reported. The recent launch of the Endurant abdominal aortic stent in Japan, the launch of Endurant II in the U.S. and Europe, account penetration with our Complete SE vascular stent, and the continued adoption of our Assurant Cobalt iliac stent drove growth in the quarter.

Restorative Therapies Group

The Restorative Therapies Group includes the Spine, Neuromodulation, Diabetes, and Surgical Technologies businesses. The Group had worldwide sales in the quarter of $1.893 billion, representing an increase of 5 percent on a constant currency basis or 3 percent as reported. Group revenue, on a constant currency basis, was driven by growth in Surgical Technologies, Neuromodulation, Diabetes, and Core Spine, partially offset by declines in BMP. Restorative Therapies Group international sales of $616 million increased 7 percent on a constant currency basis or 1 percent as reported.

Spine revenue of $786 million declined 3 percent on a constant currency basis or 5 percent as reported. Core Spine revenue of $645 million grew 1 percent on a constant currency basis or declined 1 percent as reported. The Company saw improvement in its Core Spine business as new products reached greater scale and new procedural innovation drove increased surgeon interest in Medtronic therapies. BMP revenue of $141 million declined 19 percent, both as reported and on a constant currency basis.

Surgical Technologies revenue of $324 million grew 24 percent on a constant currency basis or 22 percent as reported. Organic revenue growth after adjusting for the acquisitions of PEAK Surgical and Salient Surgical Technologies, was 11 percent on a constant currency basis or 9 percent as reported. Surgical Technologies revenue growth was driven by strong capital equipment sales, as surgeon demand for navigated spine procedures drove greater utilization of the StealthStation S7 and O-Arm.

Neuromodulation revenue of $419 million increased 8 percent on a constant currency basis or 6 percent as reported. Growth was driven by the continued acceptance of the RestoreSensor® spinal cord stimulator with its proprietary AdaptiveStim technology, solid new implant growth of DBS in the U.S., and strong sales of InterStim Therapy for both urinary and bowel indications.

Diabetes revenue of $364 million grew 6 percent on a constant currency basis or 3 percent as reported. Growth in the quarter was driven by strong sales of continuous glucose monitoring (CGM) products. The Veo insulin pump with its low glucose suspend technology, together with the Enlite™ CGM sensor, had solid growth in international markets.

Earnings per Share Guidance

The Company reiterated its fiscal year 2013 diluted EPS guidance range of $3.62 to $3.70, which implies annual EPS growth of 5 to 7 percent.

In closing, Ishrak said, “Our Q1 results represent another positive step toward our goal of delivering consistent and dependable growth. I am confident that our market-leading portfolio and pipeline, coupled with our focus on globalization and economic value, provide us with significant opportunities for growth.”

Webcast Information

Medtronic will host a webcast today, August 21, at 8 a.m. EDT (7 a.m. CDT), to provide information about its businesses for the public, analysts, and news media. This quarterly webcast can be accessed by clicking on the Investors link on the Medtronic home page at www.medtronic.com and this earnings release will be archived at www.medtronic.com/newsroom. Within 24 hours, a replay of the webcast and a transcript of the company’s prepared remarks will be available in the “Events & Presentations” section of the Investors portion of the Medtronic website.

About Medtronic

Medtronic, Inc., is the world’s leading medical technology company — alleviating pain, restoring health, and extending life for people with chronic disease.

This press release contains forward-looking statements related to product growth drivers, market position, strategies for growth, and Medtronic’s future results of operations, which are subject to risks and uncertainties, such as competitive factors, difficulties and delays inherent in the development, manufacturing, marketing and sale of medical products, government regulation and general economic conditions and other risks and uncertainties described in Medtronic’s periodic reports on file with the Securities and Exchange Commission. Actual results may differ materially from anticipated results. Medtronic does not undertake to update its forward-looking statements.

Earnings per share guidance excludes any unusual charges or gains that might occur during the fiscal year and the impact of the non-cash charge for convertible debt interest expense. The guidance provided only reflects information available to Medtronic at this time.

Unless otherwise noted, all comparisons made in this news release are on an “as reported basis,” and not on a constant currency basis. References to quarterly figures increasing or decreasing are in comparison to the first quarter of fiscal year 2012.

-end-

MEDTRONIC, INC.

WORLD WIDE REVENUE

(Unaudited)

       ($ millions)

	FY12 QTR 1	FY12 QTR 2	FY12 QTR 3	FY12 QTR 4	FY12 Total	FY13 QTR 1	FY13 QTR 2	FY13 QTR 3	FY13 QTR 4	FY13 Total

REPORTED REVENUE :

CARDIAC RHYTHM DISEASE MANAGEMENT	$1,253	$1,268	$1,192	$1,295	$5,007	$1,193	$-	$-	$-	$1,193
Defibrillation Systems	697	708	674	744	2,822	675	-	-	-	675
Pacing Systems	508	511	467	492	1,978	463	-	-	-	463
AF & Other	48	49	51	59	207	55	-	-	-	55

CORONARY	$389	$376	$382	$450	$1,598	$433	$-	$-	$-	$433

STRUCTURAL HEART	$275	$266	$265	$289	$1,094	$280	$-	$-	$-	$280

ENDOVASCULAR	$186	$188	$190	$219	$783	$209	$-	$-	$-	$209

CARDIAC & VASCULAR GROUP	$2,103	$2,098	$2,029	$2,253	$8,482	$2,115	$-	$-	$-	$2,115

SPINE	$825	$839	$784	$818	$3,267	$786	$-	$-	$-	$786
Core Spine	651	675	640	677	2,643	645	-	-	-	645
BMP	174	164	144	141	624	141	-	-	-	141

NEUROMODULATION	$397	$421	$419	$463	$1,700	$419	$-	$-	$-	$419

DIABETES	$355	$367	$367	$392	$1,481	$364	$-	$-	$-	$364
SURGICAL TECHNOLOGIES	$266	$298	$319	$371	$1,254	$324	$-	$-	$-	$324

RESTORATIVE THERAPIES GROUP	$1,843	$1,925	$1,889	$2,044	$7,702	$1,893	$-	$-	$-	$1,893

TOTAL CONTINUING OPERATIONS	$3,946	$4,023	$3,918	$4,297	$16,184	$4,008	$-	$-	$-	$4,008

ADJUSTMENTS :
CURRENCY IMPACT (1)						$(119)				$(119)

COMPARABLE OPERATIONS (1)	$3,946	$4,023	$3,918	$4,297	$16,184	$4,127	$-	$-	$-	$4,127

(1) Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP.

   Note:  The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue. In addition, fiscal year 2012 Other Biologics revenue, which was previously included within Biologics, has been reclassified to Core Spine.

MEDTRONIC, INC.

U.S. REVENUE

(Unaudited)

       ($ millions)

	FY12 QTR 1	FY12 QTR 2	FY12 QTR 3	FY12 QTR 4	FY12 Total	FY13 QTR 1	FY13 QTR 2	FY13 QTR 3	FY13 QTR 4	FY13 Total

REPORTED REVENUE :

CARDIAC RHYTHM DISEASE MANAGEMENT	$649	$667	$619	$650	$2,584	$623	$-	$-	$-	$623
Defibrillation Systems	411	423	396	417	1,647	399	-	-	-	399
Pacing Systems	217	220	197	205	838	196	-	-	-	196
AF & Other	21	24	26	28	99	28	-	-	-	28

CORONARY	$90	$85	$82	$125	$383	$144	$-	$-	$-	$144

STRUCTURAL HEART	$100	$98	$97	$103	$398	$102	$-	$-	$-	$102

ENDOVASCULAR	$76	$81	$79	$87	$322	$81	$-	$-	$-	$81

CARDIAC & VASCULAR GROUP	$915	$931	$877	$965	$3,687	$950	$-	$-	$-	$950

SPINE	$589	$599	$555	$557	$2,300	$558	$-	$-	$-	$558
Core Spine	429	450	426	431	1,736	430	-	-	-	430
BMP	160	149	129	126	564	128	-	-	-	128

NEUROMODULATION	$272	$295	$287	$315	$1,170	$295	$-	$-	$-	$295

DIABETES	$214	$228	$226	$238	$906	$215	$-	$-	$-	$215
SURGICAL TECHNOLOGIES	$156	$184	$200	$224	$765	$209	$-	$-	$-	$209

RESTORATIVE THERAPIES GROUP	$1,231	$1,306	$1,268	$1,334	$5,141	$1,277	$-	$-	$-	$1,277

TOTAL CONTINUING OPERATIONS	$2,146	$2,237	$2,145	$2,299	$8,828	$2,227	$-	$-	$-	$2,227

ADJUSTMENTS :
CURRENCY IMPACT						$-	$-	$-	$-	$-

COMPARABLE OPERATIONS	$2,146	$2,237	$2,145	$2,299	$8,828	$2,227	$-	$-	$-	$2,227

Note:  The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue. In addition, fiscal year 2012 Other Biologics revenue, which was previously included within Biologics, has been reclassified to Core Spine.

MEDTRONIC, INC.

INTERNATIONAL REVENUE

(Unaudited)

       ($ millions)

	FY12 QTR 1	FY12 QTR 2	FY12 QTR 3	FY12 QTR 4	FY12 Total	FY13 QTR 1	FY13 QTR 2	FY13 QTR 3	FY13 QTR 4	FY13 Total

REPORTED REVENUE :

CARDIAC RHYTHM DISEASE MANAGEMENT	$604	$601	$573	$645	$2,423	$570	$-	$-	$-	$570
Defibrillation Systems	286	285	278	327	1,175	276	-	-	-	276
Pacing Systems	291	291	270	287	1,140	267	-	-	-	267
AF & Other	27	25	25	31	108	27	-	-	-	27

CORONARY	$299	$291	$300	$325	$1,215	$289	$-	$-	$-	$289

STRUCTURAL HEART	$175	$168	$168	$186	$696	$178	$-	$-	$-	$178

ENDOVASCULAR	$110	$107	$111	$132	$461	$128	$-	$-	$-	$128

CARDIAC & VASCULAR GROUP	$1,188	$1,167	$1,152	$1,288	$4,795	$1,165	$-	$-	$-	$1,165

SPINE	$236	$240	$229	$261	$967	$228	$-	$-	$-	$228
Core Spine	222	225	214	246	907	215	-	-	-	215
BMP	14	15	15	15	60	13	-	-	-	13

NEUROMODULATION	$125	$126	$132	$148	$530	$124	$-	$-	$-	$124

DIABETES	$141	$139	$141	$154	$575	$149	$-	$-	$-	$149
SURGICAL TECHNOLOGIES	$110	$114	$119	$147	$489	$115	$-	$-	$-	$115

RESTORATIVE THERAPIES GROUP	$612	$619	$621	$710	$2,561	$616	$-	$-	$-	$616

TOTAL CONTINUING OPERATIONS	$1,800	$1,786	$1,773	$1,998	$7,356	$1,781	$-	$-	$-	$1,781

ADJUSTMENTS :
CURRENCY IMPACT (1)						$(119)	$-	$-	$-	$(119)

COMPARABLE OPERATIONS (1)	$1,800	$1,786	$1,773	$1,998	$7,356	$1,900	$-	$-	$-	$1,900

(1) Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP.

   Note:  The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue. In addition, fiscal year 2012 Other Biologics revenue, which was previously included within Biologics, has been reclassified to Core Spine.

MEDTRONIC, INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(Unaudited)

	Three months ended
	July 27, 2012	July 29, 2011
	(in millions, except per share data)
Net sales	$4,008	$3,946

Costs and expenses:
Cost of products sold	973	951
Research and development expense	385	362
Selling, general, and administrative expense	1,405	1,380
Acquisition-related items	5	8
Amortization of intangible assets	80	86
Other expense, net	39	109
Interest expense, net	33	32

Total costs and expenses	2,920	2,928

Earnings from continuing operations before income taxes	1,088	1,018

Provision for income taxes	224	199

Earnings from continuing operations	864	819

Discontinued operations, net of tax:
Earnings from operations of Physio-Control	-	5
Physio-Control divestiture-related costs	-	(3)

Earnings from discontinued operations	-	2

Net earnings	$864	$821

Basic earnings per share
Earnings from continuing operations	$0.84	$0.77

Net earnings	$0.84	$0.77

Diluted earnings per share
Earnings from continuing operations	$0.83	$0.77

Net earnings	$0.83	$0.77

Basic weighted average shares outstanding	1,029.8	1,063.5
Diluted weighted average shares outstanding	1,037.1	1,069.6

Cash dividends declared per common share	$0.2600	$0.2425

MEDTRONIC, INC.

RECONCILIATION OF CONSOLIDATED GAAP NET EARNINGS

TO CONSOLIDATED NON-GAAP NET EARNINGS

(Unaudited)

(in millions, except per share data)

	Three months ended
	July 27, 2012		July 29, 2011		Percentage Change

Net earnings, as reported	$864		$821		5%
Acquisition-related items	5	(a)	8	(c)
Physio-Control divestiture-related costs	-		3	(d)
Impact of authoritative convertible debt guidance on interest expense, net	14	(b)	13	(b)

Non-GAAP net earnings	$883		$845	(e)	4%

MEDTRONIC, INC.

RECONCILIATION OF CONSOLIDATED GAAP DILUTED EPS

TO CONSOLIDATED NON-GAAP DILUTED EPS

(Unaudited)

	Three months ended
	July 27, 2012		July 29, 2011		Percentage Change

Diluted EPS, as reported	$0.83		$0.77		8%
Acquisition-related items	-	(a)	0.01	(c)
Physio-Control divestiture-related costs	-		-	(d)
Impact of authoritative convertible debt guidance on interest expense, net	0.01	(b)	0.01	(b)

Non-GAAP diluted EPS	$0.85	(1)	$0.79	(e)	8%

(1) The data in this schedule has been intentionally rounded to the nearest $0.01, and therefore, may not sum.

(a) The $5 million (less than $0.01per share) after-tax ($5 million pre-tax) acquisition-related items include charges related to the change in fair value of contingent milestone payments associated with acquisitions subsequent to April 29, 2009. In addition to disclosing acquisition-related items that are determined in accordance with U.S. generally accepted accounting principles (U.S. GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these acquisition-related items. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these acquisition-related items when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(b) The Financial Accounting Standards Board (FASB) authoritative guidance for convertible debt accounting has resulted in an after-tax impact to net earnings of $14 million ($0.01 per share) and $13 million ($0.01 per share) for the three months ended July 27, 2012 and July 29, 2011, respectively. The pre-tax impact to interest expense, net was $23 million and $21 million for the three months ended July 27, 2012 and July 29, 2011, respectively. In addition to disclosing the financial statement impact of this authoritative guidance that is determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding the impact of this authoritative guidance. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates the impact of this authoritative guidance when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(c) The $8 million ($0.01 per share) after-tax ($8 million pre-tax) acquisition-related items include charges related to the change in fair value of contingent milestone payments associated with acquisitions subsequent to April 29, 2009. In addition to disclosing acquisition-related items that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these acquisition-related items. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these acquisition-related items when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(d) The $3 million (less than $0.01 per share) after-tax ($5 million pre-tax expense) Physio-Control divestiture-related costs include transaction costs related to the divestiture of the Physio-Control business that occurred in the fourth quarter of fiscal year 2012. In addition to disclosing Physio-Control divestiture-related costs that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding Physio-Control divestiture-related costs. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates Physio-Control divestiture-related costs when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(e) Included in our non-GAAP net earnings is $5 million (less than $0.01 per share) after-tax ($8 million pre-tax) income from the operations of the Physio-Control business for the three months ended July 29, 2011, which are included in earnings from discontinued operations on our condensed consolidated statements of earnings. The Company has included this income in its non-GAAP net earnings as the disposition did not occur until the fourth quarter of fiscal year 2012 and thus the income was earned through the operations of the Company. Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the net impact of including the operating income of the Physio-Control business. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

MEDTRONIC, INC.

RECONCILIATION OF WORLDWIDE REVENUE GROWTH TO CONSTANT CURRENCY GROWTH

(Unaudited)

(in millions)

	Three months ended			Currency Impact		Constant Currency Growth (a)
	July 27, 2012	July 29, 2011	Reported Growth	on Growth (a)
				Dollar	Percentage

Reported Revenue:
Defibrillation Systems	$675	$697	(3)%	$(22)	(3)%	-%
Pacing Systems	463	508	(9)	(16)	(3)	(6)
AF & Other	55	48	15	(2)	(4)	19

Cardiac Rhythm Disease Management	1,193	1,253	(5)	(40)	(3)	(2)

Coronary	433	389	11	(18)	(5)	16
Structural Heart	280	275	2	(13)	(5)	7
Endovascular	209	186	12	(9)	(5)	17

Cardiac & Vascular Group	2,115	2,103	1	(80)	(3)	4

Core Spine	645	651	(1)	(12)	(2)	1
BMP	141	174	(19)	-	-	(19)

Spine	786	825	(5)	(12)	(2)	(3)

Neuromodulation	419	397	6	(9)	(2)	8
Diabetes	364	355	3	(12)	(3)	6
Surgical Technologies	324	266	22	(6)	(2)	24

Restorative Therapies Group	1,893	1,843	3	(39)	(2)	5

Total	$4,008	$3,946	2%	$(119)	(3)%	5%

(a) Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

Note: Fiscal year 2012 Other Biologics revenue, which was previously included within Biologics, has been reclassified to Core Spine.

MEDTRONIC, INC.

RECONCILIATION OF INTERNATIONAL REVENUE GROWTH TO CONSTANT CURRENCY GROWTH

(Unaudited)

(in millions)

	Three months ended			Currency Impact		Constant Currency Growth (a)
	July 27, 2012	July 29, 2011	Reported Growth	on Growth (a)
				Dollar	Percentage

Reported Revenue:
Defibrillation Systems	$276	$286	(3)%	$(22)	(7)%	4%
Pacing Systems	267	291	(8)	(16)	(5)	(3)
AF & Other	27	27	-	(2)	(7)	7

Cardiac Rhythm Disease Management	570	604	(6)	(40)	(7)	1

Coronary	289	299	(3)	(18)	(6)	3
Structural Heart	178	175	2	(13)	(7)	9
Endovascular	128	110	16	(9)	(9)	25

Cardiac & Vascular Group	1,165	1,188	(2)	(80)	(7)	5

Core Spine	215	222	(3)	(12)	(5)	2
BMP	13	14	(7)	-	-	(7)

Spine	228	236	(3)	(12)	(5)	2

Neuromodulation	124	125	(1)	(9)	(7)	6
Diabetes	149	141	6	(12)	(8)	14
Surgical Technologies	115	110	5	(6)	(5)	10

Restorative Therapies Group	616	612	1	(39)	(6)	7

Total	$1,781	$1,800	(1)%	$(119)	(7)%	6%

(a) Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

Note: Fiscal year 2012 Other Biologics revenue, which was previously included within Biologics, has been reclassified to Core Spine.

MEDTRONIC, INC.

RECONCILIATION OF OPERATING CASH FLOW TO FREE CASH FLOW

(Unaudited)

(in millions)

Three months ended July 27, 2012
Net cash provided by operating activities	$1,277
Additions to property, plant, and equipment	(103)

Free cash flow (a)	$1,174

(a) Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider free cash flow. In addition, Medtronic management uses free cash flow to evaluate operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. Medtronic calculates free cash flow by subtracting additions to property, plant, and equipment from operating cash flows.

MEDTRONIC, INC.

RECONCILIATION OF EMERGING MARKET REVENUE GROWTH TO CONSTANT CURRENCY GROWTH

(Unaudited)

(in millions)

	Three months ended			Currency Impact		Constant

	July 27,	July 29,	Reported	on Growth (a)		Currency

	2012	2011	Growth	Dollar Percentage		Growth (a)

Emerging Market Revenue (b)	$438	$401	9%	$(19)	(5)%	14%

(a) Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

(b) Emerging Market Revenue includes revenues from Asia Pacific (except Australia, Japan, Korea, and New Zealand), Central and Eastern Europe, Greater China, Latin America, the Middle East and Africa, and South Asia.

MEDTRONIC, INC.

RECONCILIATION OF SURGICAL TECHNOLOGIES REVENUE GROWTH TO CONSTANT CURRENCY

REVENUE GROWTH ADJUSTED FOR REVENUE FROM ADVANCED ENERGY BUSINESS

(Unaudited)

(in millions)

	Three months ended July 27, 2012		Three months ended July 29, 2011	Percentage Change

Surgical Technologies revenue, as reported	$324		$266	22%
Advanced Energy business revenue	(34)		-

Surgical Technologies revenue, adjusted for Advanced Energy	290	(a)	266	9%
Foreign currency impact	6		-

Surgical Technologies revenue, adjusted for Advanced Energy and foreign currency	$296	(a)	$266	11%

(a) Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation and the Advanced Energy business (comprised of the August 2011 acquisitions of PEAK Surgical, Inc. and Salient Surgical Technologies, Inc.) on Surgical Technologies’ revenue growth. In addition, Medtronic management uses Surgical Technologies revenue adjusted for foreign currency translation and the Advanced Energy business to evaluate operational performance of the Company. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

MEDTRONIC, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	July 27, 2012	April 27, 2012

	(in millions, except per share data)
ASSETS

Current assets:
Cash and cash equivalents	$861	$1,248
Short-term investments	1,630	1,344
Accounts receivable, less allowance of $100 in both periods	3,448	3,808
Inventories	1,854	1,800
Deferred tax assets, net	637	640
Prepaid expenses and other current assets	753	675

Total current assets	9,183	9,515

Property, plant, and equipment	5,859	5,796
Accumulated depreciation	(3,408)	(3,323)

Property, plant, and equipment, net	2,451	2,473
Goodwill	9,933	9,934
Other intangible assets, net	2,559	2,647
Long-term investments	8,259	7,705
Long-term deferred tax assets, net	509	504
Other assets	358	305

Total assets	$33,252	$33,083

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Short-term borrowings	$3,391	$3,274
Accounts payable	521	565
Accrued compensation	647	912
Accrued income taxes	167	65
Deferred tax liabilities, net	70	33
Other accrued expenses	1,015	1,008

Total current liabilities	5,811	5,857

Long-term debt	7,386	7,359
Long-term accrued compensation and retirement benefits	766	759
Long-term accrued income taxes	1,031	1,005
Long-term deferred tax liabilities, net	582	611
Other long-term liabilities	421	379

Total liabilities	15,997	15,970

Commitments and contingencies
Shareholders’ equity:
Preferred stock— par value $1.00	-	-
Common stock— par value $0.10	103	104
Retained earnings	17,667	17,482
Accumulated other comprehensive loss	(515)	(473)

Total shareholders’ equity	17,255	17,113

Total liabilities and shareholders’ equity	$33,252	$33,083

MEDTRONIC, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Three months ended
	July 27, 2012	July 29, 2011
	(in millions)
Operating Activities:
Net earnings	$864	$821
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	197	211
Amortization of discount on senior convertible notes	23	21
Acquisition-related items	5	8
Provision for doubtful accounts	14	7
Deferred income taxes	(16)	11
Stock-based compensation	36	41
Change in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable, net	214	67
Inventories	(61)	(94)
Accounts payable and accrued liabilities	(122)	(361)
Other operating assets and liabilities	129	383
Certain litigation payments	(6)	—

Net cash provided by operating activities	1,277	1,115
Investing Activities:
Acquisitions, net of cash acquired	(23)	(7)
Additions to property, plant, and equipment	(103)	(130)
Purchases of marketable securities	(2,242)	(2,023)
Sales and maturities of marketable securities	1,418	1,602
Other investing activities, net	5	(39)

Net cash used in investing activities	(945)	(597)
Financing Activities:
Acquisition-related contingent consideration	(15)	—
Change in short-term borrowings, net	91	128
Payments on long-term debt	(6)	—
Dividends to shareholders	(267)	(257)
Issuance of common stock	24	32
Repurchase of common stock	(470)	(400)

Net cash used in financing activities	(643)	(497)
Effect of exchange rate changes on cash and cash equivalents	(76)	(10)

Net change in cash and cash equivalents	(387)	11
Cash and cash equivalents at beginning of period	1,248	1,382

Cash and cash equivalents at end of period	$861	$1,393

Supplemental Cash Flow Information
Cash paid for:
Income taxes	$109	$9
Interest	32	30